Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2013 and 2012.

Three Months Ended December 31, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$229.8	$138.3	$71.5	$40.6	$3.1	$(3.6)	$479.7
Depreciation and amortization	15.7	4.0	3.6	2.4	0.1	0.5	26.3
Cost of sales and selling and administrative	207.5	118.8	72.2	36.1	3.3	24.0	461.9
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	12.9	12.9
Total operating costs	223.2	122.8	75.8	38.5	3.4	38.0	501.7
Income (loss) from operations	6.6	15.5	(4.3)	2.1	(0.3)	(41.6)	(22.0)
Total non-operating income	—	—	—	—	—	(8.3)	(8.3)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	6.6	15.5	(4.3)	2.1	(0.3)	(49.9)	(30.3)
Benefit for income taxes	—	—	—	—	—	(10.5)	(10.5)
Equity in income of unconsolidated affiliates	—	—	(0.6)	—	—	—	(0.6)
Income (loss) from continuing operations	$6.6	$15.5	$(3.7)	$2.1	$(0.3)	$(39.4)	$(19.2)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$6.6	$15.5	$(3.7)	$2.1	$(0.3)	$(39.4)	$(19.2)
Benefit for income taxes	—	—	—	—	—	(10.5)	(10.5)
Interest expense, net of capitalized interest	—	—	—	—	—	8.0	8.0
Depreciation and amortization	15.7	4.0	3.6	2.4	0.1	0.5	26.3
EBITDA from continuing operations	22.3	19.5	(0.1)	4.5	(0.2)	(41.4)	4.6
Stock based compensation expense	0.3	0.1	0.2	—	—	1.6	2.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Investment income	—	—	—	—	—	(2.0)	(2.0)
Other operating credits and charges, net	—	—	—	—	—	12.9	12.9
Gain on sale of joint venture	—	—	—	—	—	(1.2)	(1.2)
Loss on early debt extinguishment	—	—	—	—	—	1.5	1.5
Expenses related to proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	4.6	4.6
Depreciation included in equity in income of unconsolidated affiliates	—	—	0.1	—	0.4	—	0.5
Adjusted EBITDA from continuing operations	$22.6	$19.6	$0.2	$4.5	$0.2	$(23.4)	$23.7

Three Months Ended December 31, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$243.1	$116.7	$51.6	$41.7	$2.7	$(1.9)	$453.9
Depreciation and amortization	7.9	3.5	2.7	3.1	—	0.7	17.9
Cost of sales and selling and administrative	182.1	102.2	53.2	31.8	3.5	19.8	392.6
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.4	0.4
Other operating credits and charges, net	—	—	—	—	—	(4.1)	(4.1)
Total operating costs	190.0	105.7	55.9	34.9	3.5	16.8	406.8
Income (loss) from operations	53.1	11.0	(4.3)	6.8	(0.8)	(18.7)	47.1
Total non-operating expense	—	—	—	—	—	9.8	9.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	53.1	11.0	(4.3)	6.8	(0.8)	(8.9)	56.9
Provision for income taxes	—	—	—	—	—	12.6	12.6
Equity in (income) loss of unconsolidated affiliates	(4.9)	—	0.3	—	0.3	—	(4.3)
Income (loss) from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.1)	$(21.5)	$48.6
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$58.0	$11.0	$(4.6)	$6.8	$(1.1)	$(21.5)	$48.6
Provision for income taxes	—	—	—	—	—	12.6	12.6
Interest expense, net of capitalized interest	—	—	—	—	—	12.9	12.9
Depreciation and amortization	7.9	3.5	2.7	3.1	—	0.7	17.9
EBITDA from continuing operations	65.9	14.5	(1.9)	9.9	(1.1)	4.7	92.0
Stock based compensation expense	0.2	0.1	0.1	—	—	1.6	2.0
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.4	0.4
Other operating credits and charges, net	—	—	—	—	—	(4.1)	(4.1)
Investment income	—	—	—	—	—	(3.1)	(3.1)
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Depreciation included in equity in (income) loss of unconsolidated affiliates	2.2	—	0.1	—	1.0	—	3.3
Adjusted EBITDA from continuing operations	$68.3	$14.6	$(1.7)	$9.9	$(0.1)	$(20.5)	$70.5

Year Ended December 31, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$1,068.1	$573.8	$267.6	$171.5	$13.4	$(9.2)	$2,085.2
Depreciation and amortization	49.9	16.4	12.6	10.5	0.1	1.8	91.3
Cost of sales and selling and administrative	803.3	471.6	268.3	141.0	17.2	85.7	1,787.1
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.2	0.2
Other operating credits and charges, net	—	—	—	—	—	3.8	3.8
Total operating costs	853.2	488.0	280.9	151.5	17.3	91.5	1,882.4
Income (loss) from operations	214.9	85.8	(13.3)	20.0	(3.9)	(100.7)	202.8
Total non-operating expense	—	—	—	—	—	3.8	3.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	214.9	85.8	(13.3)	20.0	(3.9)	(96.9)	206.6
Provision for income taxes	—	—	—	—	—	41.1	41.1
Equity in (income) loss of unconsolidated affiliates	(15.4)	—	1.0	—	2.5	—	(11.9)
Income (loss) from continuing operations	$230.3	$85.8	$(14.3)	$20.0	$(6.4)	$(138.0)	$177.4
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$230.3	$85.8	$(14.3)	$20.0	$(6.4)	$(138.0)	$177.4
Provision for income taxes	—	—	—	—	—	41.1	41.1
Interest expense, net of capitalized interest	—	—	—	—	—	36.0	36.0
Depreciation and amortization	49.9	16.4	12.6	10.5	0.1	1.8	91.3
EBITDA from continuing operations	280.2	102.2	(1.7)	30.5	(6.3)	(59.1)	345.8
Stock based compensation expense	1.0	0.6	0.6	—	—	6.6	8.8
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.2	0.2
Other operating credits and charges, net	—	—	—	—	—	3.8	3.8
Early debt extinguishment	—	—	—	—	—	2.3	2.3
Other operating credits and charges, associated with JV's	—	—	—	—	—	2.7	2.7
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Gain on sale of joint venture	—	—	—	—	—	(1.2)	(1.2)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	7.6	7.6
Investment income	—	—	—	—	—	(10.3)	(10.3)
Depreciation included in equity in (income) loss of unconsolidated affiliates	3.4	—	0.2	—	2.8	—	6.4
Adjusted EBITDA from continuing operations	$284.6	$102.8	$(0.9)	$30.5	$(3.5)	$(83.3)	$330.2

Year Ended December 31, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$814.1	$500.9	$213.4	$168.8	$12.8	$(18.8)	$1,691.2
Depreciation and amortization	33.1	15.5	11.0	12.0	0.1	1.7	73.4
Cost of sales and selling and administrative	663.1	418.0	215.8	138.8	17.7	58.2	1,511.6
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.9	4.9
Other operating credits and charges, net	—	—	—	—	—	(2.9)	(2.9)
Total operating costs	696.2	433.5	226.8	150.8	17.8	61.9	1,587.0
Income (loss) from operations	117.9	67.4	(13.4)	18.0	(5.0)	(80.7)	104.2
Total non-operating expense	—	—	—	—	—	(69.4)	(69.4)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	117.9	67.4	(13.4)	18.0	(5.0)	(150.1)	34.8
Provision for income taxes	—	—	—	—	—	7.0	7.0
Equity in (income) loss of unconsolidated affiliates	(6.1)	—	0.5	—	3.9	—	(1.7)
Income (loss) from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(8.9)	$(157.1)	$29.5
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$124.0	$67.4	$(13.9)	$18.0	$(8.9)	$(157.1)	$29.5
Provision for income taxes	—	—	—	—	—	7.0	7.0
Interest expense, net of capitalized interest	—	—	—	—	—	49.3	49.3
Depreciation and amortization	33.1	15.5	11.0	12.0	0.1	1.7	73.4
EBITDA from continuing operations	157.1	82.9	(2.9)	30.0	(8.8)	(99.1)	159.2
Stock based compensation expense	0.9	0.5	0.5	—	—	6.5	8.4
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	4.9	4.9
Other operating credits and charges, net	—	—	—	—	—	(2.9)	(2.9)
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Gain on settlement of litigation related to ARS	—	—	—	—	—	(20.0)	(20.0)
Investment income	—	—	—	—	—	(14.8)	(14.8)
Depreciation included in equity in loss of unconsolidated affiliates	8.3	—	0.5	—	3.8	—	12.6
Adjusted EBITDA from continuing operations	$166.3	$83.4	$(1.9)	$30.0	$(5.0)	$(73.2)	$199.6